Principal Variable Contracts Funds, Inc.

Supplement dated March 17, 2017
to the Statement of Additional Information dated May 1, 2016 as amended and restated February 27, 2017

(Not all Accounts are offered in all variable annuity and variable life contracts)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PRICING OF ACCOUNT SHARES
Under the Pricing of Account Shares section, add the following after the first paragraph:
The Accounts will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.

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